FACILITY AGREEMENT FOR
                       IGT (AUSTRALIA) GROUP


 LIST OF SCHEDULES


 Schedule 1                     Particulars

 Schedule 2                     Conditions Precedent

 Schedule 3                     Undertakings

 Schedule 4                     Joinder Certificate

 Schedule 5                     Deed of Release

 Schedule 6                     Certificate of Compliance by
                                Security Provider

 Schedule 7                     Request for Facility/ies to be
                                Made Available Members of the Group

 Schedule 8                     Facility Schedule for
                                Overdraft Sub-Facility

 Schedule 9                     Facility Schedule for Bills
                                Sub-Facility

 Schedule 10                    Facility Schedule for Standby
                                Letter of Credit Guarantees by
                                Bank Sub-Facility

 Schedule 11                    Facility Schedule for
                                Acquisition Facility

 Schedule 12                    Facility Schedule for
                                Transactional Facility